EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GeoGlobal Resources Inc. (the Company) on Form 10-Q for the quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jean Paul Roy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ Jean Paul Roy
------------------------
Jean Paul Roy
President and Chief Executive Officer
November 10, 2008